EXHIBIT 10.15

                              CONSULTING AGREEMENT

     AGREEMENT MADE this 7 day of December, 1999, by and between David C. Osborne whose mailing address is 2003 W. Sandalwood Drive, N., Plant City, FL 33566 (herein referred to as "DCO"), and Platinum & Gold, Inc., a Nevada corporation with its principal office and place of business located at 12724 N.W. 11 Court, Sunrise, Florida, 33323 (hereinafter referred to as "P&G ").

     WHEREAS,   P&G  is  engaged  in  the  business  of  providing   alternative
entertainment solutions; and

     WHEREAS, P&G is desirous of utilizing DCO's services as a consultant with respect to finance solutions, accounting, and business services;

     NOW THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which being hereby acknowledged, the parties do hereby agree as follows:

         1.       Retention as Consultant

                  A. DCO shall act as consultant to P&G. In such capacity, to the extent deemed reasonable by mutual agreement of DCO and P&G, and at the reasonable convenience of DCO, DCO shall provide services and consultation on matters connected with the Business, including, but not limited to, various verbal or written advice on business and finance issues of P&G, attendance at meetings, interviews, or other scheduled events at P&G's corporate offices or other locations; guidance and advice on contracts and events leading up to publicly trading of P&G 's stock and other mutually-agreeable duties or functions. The services to be performed in connection with this agreement are not in connection with the offer or sale of securities in a capital-raising transaction, and DCO will not directly or indirectly promote or maintain a market for the Company's securities. No more than fifty (50) hours of consulting services shall be scheduled in any seven (7) day period unless mutually agreed to by the parties. It is expressly understood and agreed that DCO, or any of its employees, shall not be an employee of P&G. DCO shall provide up to 1,000 hours of consulting under this Agreement for each week of time beginning upon the execution of this Agreement.

                  B. Any requests for DCO's services shall be made solely by Carol Neal, the designated representative of P&G.

                  C. All consulting time of DCO shall be rounded to the nearest one-quarter hour of consulting. For example, a one hour fifty minute meeting shall be deemed to be two (2) consulting hours under this Agreement. A consulting request for DCO to be at a meeting at P&G's corporate offices or any other location shall be counted as three (3) hours or the actual time spent, whichever is greater.

                  D. DCO shall provide a monthly report to P&G which summarizes all consulting activity performed by DCO in the previous 30 days, as well as a total of all consulting hours performed to date.

         2.       Practice by Consultant.

         Except as provided herein, nothing in this Agreement shall prevent DCO or its principals from (a) providing consulting services to any person, individuals, partnerships, corporations or other entities;

Consulting Agreement
                                        1

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(b) becoming an  employee,  officer or director of another  person,  individual, partnership, corporation, or other entity.

         3.       Compensation.

               A. As consideration for the services hereunder, P&G shall pay to DCO, within five (5) business days of P&G 's 100% acceptance, the sum indicated by the milestones indicated below:

                    - Upon execution of this consulting agreement, 300,000 shares of P&G, Inc. common stock pursuant to rule 701 of the Security Act of 1933 will be transferred into David C. Osborne's name.

               1. The above mentioned prices do not include approved expenses, for the months of December 1999 through November 2000 All payments are due within 5 business days of submission of proof o meeting the stated milestones or withi 20 business days for approved expenses which were submitted by DCO to P&G for reimbursement.

               C. All payments due DCO hereunder shall b made regardless of the number of hours of consulting performed by DCO. After the total of 1,000 hours has been performed, P&G may contract for up to 500 additional hours with DCO at the rate of $100.00 per hour.

               D. P&G shall have the option of pre-payin any and all amounts due hereunder.

         4.       Duration and Termination.

         As to DCO's obligations to perform to milestones or hours hereunder, DCO shall be obligated to perform services hereunder until DCO has performed a total 1,000 hours of consulting or until December 2000, which ever first occurs. The terms of this Agreement shall be for one (1) year beginning upon the first day of the month which this Agreement was executed. Either party may cancel this Agreement with thirty (30) days notice at any time but P&G shall be responsible for payment to DCO of any milestone payments due as a result of services provided and proof demonstrated of those services by DCO.

This Agreement is renewable upon the mutual written consent of both parties within thirty (30) days from the termination date of December 2000. Prior to the renewal of this Agreement pursuant to the preceding paragraph, the total of consulting hours under this Agreement shall be renegotiated for the next renewal term.

         5.       Arbitration of Disputes.

         All disputes, claims, and questions regarding the rights and obligations of the parties under the terms of this Agreement shall first be submitted to mediation. In the event the mediation is unable to resolve such dispute(s), then either party may make a demand for arbitration by filing such demand in writing with the other party within thirty (30) days after the dispute first arises. Thereafter, arbitration shall be conducted by three arbitrators, sitting in Palm Beach, Florida, and acting under the rules of the American Arbitration Association.


INITIALS OF PARTIES ACKNOWLEDGING THIS CLAUSE NO. 5: /s/ DO    /s/ CN
                                                     -------   ------

Consulting Agreement
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         6.       Confidentiality.

         In further consideration of the payment of the aforesaid sum, the parties do hereby agree that for a period of thirty (30) months from the date of this Agreement all accounting information, client data, letters, documents, and all other materials, whether written or oral, and in all other tangible or intangible forms, relating to the Business; all technical, financial, legal or business information related to any of the parties involved in the Business herein; and all other aspects of the Business, all of which of the above being deemed to be confidential and proprietary information, are and shall remain confidential and shall not be disclosed to anyone except as may be required for disclosure to governmental agencies, compliance with any directives of any Courts, and reporting on any income tax return.

         7.       Default.

         No party shall be in default under this Agreement, until written notification of a claimed default is received by the perceived defaulting party and such stated default is not cured within 30 days notice to the defaulting party.

         8.       Entire Agreement.

         This Agreement shall constitute the entire agreement between the parties hereto and any prior understanding or representation of any kind preceding the date of this Agreement shall not be binding by either party except to the extent incorporated in this Agreement.



         9.       Modification of Agreement.

         Any modification of this Agreement or additional obligation assumed by either party in connection with this Agreement shall be binding only if evidenced in writing signed by each party hereto or by an authorized representative of each party hereto.

         10.      Notices.

         Any notice provided for or concerning this Agreement shall be in writing and be deemed sufficiently given once sent by certified or registered mail return receipt requested if sent to the respective address of each such party who is to receive notice, and shall be directed as follows:

         TO DCO:           David C. Osborne
                           2003 W. Sandalwood Drive, N.
                           Plant City, FL 33566


         TO P&G:           Platinum & Gold, Inc.
                           ATTN: Carol Neal
                           12724 N.W. 11 Court
                           Sunrise, Florida 33323



Consulting Agreement
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         11.      Governing Law.

         It is agreed that this Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Florida.

         12.      Effect of Partial Invalidity.

         The invalidity of any portion of this Agreement will not and shall not be deemed to affect the validity of any other provision. In the event that any provision of this Agreement is held to be invalid, the parties hereto agree that the remaining provisions shall be deemed in full force and effect as if they had been executed by both parties subsequent to the deletion of the invalid provision.

         13.      Assignment of Duties to Related Corporations of P&G.

         The parties acknowledge and agree that the obligations of DCO hereunder may be performed for P&G, or such other related corporations as may be directed by P&G.


Consulting Agreement
                                        4

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         IN WITNESS  WHEREOF,  each party to this  Agreement has caused it to be executed on the date first written above with intent to be legally bound.

                                                     DAVID C. OSBORNE

                                                     By: /s/ David C. Osborne
                                                       ----------------------
                                                     Title: Owner
ATTEST:

/s/ Mark F. Jordan  /s/ Louise Cavell
------------------  -----------------
Corporate Secretary
[Affix Seal Here]


                                                     PLATINUM & GOLD, INC.

                                                     By: /s/ Carol Neal
                                                       ------------------
                                                     Title: President, CEO




Consulting Agreement
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